Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
REVENUE
Total revenue
EXPENSES:
Professional fees	1,900	1,200
Rent expense	4,584	1,910
Other operating expenses	1,543	158
Total operating expenses	8,027	3,268
NET LOSS FROM OPERATIONS	(8,027)	(3,268)
NET LOSS	$ (8,027)	$ (3,268)